SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 8, 2004

Protide Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-19866	36-3384240
(Commission File Number)	(IRS Employer Identification No.)

1311 Helmo Avenue
Saint Paul, Minnesota 55128
(Address of Principal Executive Offices and Zip Code)

(651) 730-1500
(Registrant’s telephone number, including area code)

Item 5.   Other Events and Regulation FD Disclosure

On March 8, 2004, Protide Pharmaceuticals, Inc. filed a Form 15 to terminate the registration of its common stock under the Securities and Exchange Act of 1934. Protide issued a press release announcing the filing of the Form 15, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.   Financial Reports and Exhibits

Exhibit 99.1 Press Release dated March 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTIDE PHARMACEUTICALS, INC.
Dated: March 8, 2004	By:	/s/ Milo R. Polovina

Milo R. Polovina Chief Executive Officer

PROTIDE PHARMACEUTICALS, INC.
EXHIBITS ON FORM 8-K
March 8, 2004

Exhibit

   99.1      Press Release dated March 8, 2004